UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3105

Oppenheimer Capital Appreciation Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2017

Item 1. Reports to Stockholders.

Annual Report	8/31/2017

Oppenheimer Capital Appreciation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/17

	Class A Shares of the Fund		S&P 500 Index	Russell 1000 Growth
	Without Sales Charge	With Sales Charge		Index
1-Year	17.90%	11.13%	16.23%	20.82%
5-Year	12.34	11.02	14.34	15.41
10-Year	5.74	5.12	7.61	9.39

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

During the reporting period, the Fund’s Class A shares (without sales charge) generated a total return of 17.90%. In comparison, the Fund underperformed the Russell 1000 Growth Index, which returned 20.82%. The Fund outperformed the broader U.S. equity market, as measured by the S&P 500 Index, which returned 16.23%. The Fund underperformed the Russell 1000 Growth Index (the “Index”) due largely to stock selection in the industrials, consumer discretionary and health care sectors. The Fund outperformed within the information technology, real estate and consumer staples sectors. The Fund’s overweight position in information technology and underweight position in real estate benefited relative performance, as did stock selection in these two sectors. The Fund outperformed in the consumer staples sector due to an underweight position.

MARKET OVERVIEW

Domestic equities posted solid gains over the reporting period, continuing the strong upward move following the November 2016 election. The top performing sectors of the Index during the reporting period were utilities, information technology and financials. On the other side of the coin, the weakest sectors were energy and telecommunication services.

Revenues, earnings and cash flows for U.S. corporations continued to grow in the second quarter. However, on the political front, the Trump administration has had a slower than

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3       OPPENHEIMER CAPITAL APPRECIATION FUND

expected start. As a result, we have dialed back our probabilities for outcomes favorable to future corporate earnings such as lower tax rates and regulatory barriers.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that has the potential to outperform no matter the environment.

If our strategy includes not making oversized macroeconomic factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe that correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/ or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (positive expected returns). To offset our agnostic position on the conditions, we make sure to have some horses in the stable that we believe will win no matter the weather. In short, our strategy boils down to mostly stock selection.

FUND REVIEW

Top contributors to the Fund’s performance this period included Apple, Microsoft and Facebook.

Despite three years of only modest iPhone feature upgrades, the market’s attention has rapidly shifted to the potential for a significant new iPhone cycle later this year, with new screens, wireless charging, etc. These more compelling features come at the same time the growing installed base of iPhone users have held on to their current phones for longer and longer, setting the stage for an acceleration in Apple’s business.

Microsoft is a uniquely positioned cloud provider with a large and loyal customer base, due to its ability to offer both on-premise and cloud-based services with a common code base and higher value services including applications, security and management. The

4       OPPENHEIMER CAPITAL APPRECIATION FUND

company has been delivering strong total returns with mid-single-digit top line growth, improving gross margins and a disciplined approach to operating expenses, while maintaining its position as a strong steward of capital.

Facebook continued to perform well this reporting period. The company reported strong first quarter results, with revenue beating analysts’ estimates due to strong growth across its applications and solid demand for its mobile ads. Additionally the company continues to widen its moat versus competitors.

Detractors from performance this reporting period included AutoZone, Spirit Airlines and Nielsen Holdings.

During AutoZone’s fiscal third quarter, there was further deceleration of comparable store sales which came in below expectations. This further highlighted that the company may be running at a lower earnings per share growth rate in the near term (mid-single-digit to high-single-digit) versus double digit growth previously and some margin headwinds (some temporary, some not) weigh on earnings. The slowdown appears to be industry-wide as their key competitors have also experienced decelerations. Given the shadow that Amazon is casting in U.S. retail, multiples for AutoZone and its peers have compressed as fears of share losses and price compression at the hands of Amazon have gotten extreme.

After a sharp recovery in late 2016, Spirit Airlines shares were volatile before experiencing sharp declines in late July 2017 as the company was negatively affected by an increase in pilot related flight cancelations and a tough pricing environment. Competitive intensity has kept fares low, with the legacy airlines continuing to aggressively compete on price despite having materially higher cost structures. Ultimately, we believe Spirit has an advantaged business model due to their industry leading cost structure and that the legacy competitors will need to display better pricing discipline to appease their shareholders.

Nielsen’s Developed Market business continues to face challenges, particularly in consulting services. Management stated that their consumer packaged goods (CPG) customers are cutting expenses and these services are unlikely to be renewed representing ~$150 million of lower margin revenue relative to the total company’s $6 billion. It is worth noting that over two-thirds of the company’s profitability comes from its Watch segment which remains a de facto monopoly; and while growth rates and restructuring will impact 2017 results, we believe the core business of data to CPG and media companies will remain robust and normalized growth is likely to return in 2018.

STRATEGY & OUTLOOK

While bottom-up company research and stock selection continue to be central to our process and strategy, we do have some observations

5       OPPENHEIMER CAPITAL APPRECIATION FUND

about the current environment. Although the exact forms and timing of changes that may take place as a result of the U.S. elections are still unclear, here are our base case expectations for what will happen in the year ahead:

●	Lower regulatory burdens, over and above the change already seen
●	Modestly lower U.S. corporate tax rates (fewer companies re-domiciling outside the U.S., and maybe some companies coming back)
●	Offsetting the lower tax rates, fewer specialized deductions
●	Greater fiscal stimulus, most notably defense and infrastructure spending
●	Rhetoric around protectionism in many forms, including higher import tariffs
●	Higher wages

While some of these changes—most notably tax rates—would directly lead to earnings growth in the near term, these changes do present some material risks that need to be considered. Supply chains today are highly globalized, and higher friction within global trade could lead to disruptions and higher costs for our companies. Moreover, other countries could easily create retaliatory protectionist policies of their own, reducing demand for U.S. exports and/or making life more difficult for overseas operations of our companies. Finally, deflation has been the bigger concern in recent years, but these policies are clearly swinging the pendulum toward higher inflation. In moderation, inflation is helpful, but we are mindful that sometimes the pendulum can swing too far.

At the moment, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment, wage and inflation data while home prices and innovation also continue to help drive the economy higher.

U.S. corporate revenues, earnings, and free cash flow have resumed their moderate growth. The post-election strength in U.S. equity markets and the return of the “risk-on trade” indicates that consensus expects earnings growth to accelerate further in the quarters ahead.

We remain laser-focused on the rise in “accounting shenanigans” and the expanding spread between GAAP earnings and pro forma adjusted earnings. This, combined with ongoing financial engineering, (e.g., tax inversions and other obfuscations) have caused us to place increasing emphasis on judging the attractiveness of an investment based on free cash flow, rather than earnings.

While interest rates have increased in recent months, they are still very low relative to historical standards. Current capital allocation is fueled by this environment of ongoing relatively low interest rates. We believe the risks inherent to this market include the misallocation of capital if interest rates were to rise materially. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental

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disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

We expect heightened uncertainty to return in the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

Paul Larson Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	7.6%
Alphabet, Inc., Cl. C	6.5
Microsoft Corp.	5.9
Facebook, Inc., Cl. A	5.5
Mastercard, Inc., Cl. A	4.4
Amazon.com, Inc.	3.9
Comcast Corp., Cl. A	2.8
Celgene Corp.	2.3
PayPal Holdings, Inc.	2.2
Broadcom Ltd.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Internet Software & Services	12.0%
Software	9.2
Technology Hardware, Storage & Peripherals	7.6
IT Services	6.6
Biotechnology	5.8
Internet & Catalog Retail	5.6
Specialty Retail	5.3
Capital Markets	4.2
Beverages	3.8
Semiconductors & Semiconductor Equipment	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2017, and are based on the total market value of common stocks.

8 OPPENHEIMER CAPITAL APPRECIATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/17
	Inception Date	1-Year	5-Year	10-Year

Class A (OPTFX)	1/22/81	17.90%	12.34%	5.74%
Class B (OTGBX)	11/1/95	16.98	11.47	5.23
Class C (OTFCX)	12/1/93	16.98	11.48	4.93
Class I (OPTIX)	12/29/11	18.40	12.83	13.65	*
Class R (OTCNX)	3/1/01	17.60	12.05	5.47
Class Y (OTCYX)	11/3/97	18.16	12.65	6.10

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/17
	Inception Date	1-Year	5-Year	10-Year

Class A (OPTFX)	1/22/81	11.13%	11.02%	5.12%
Class B (OTGBX)	11/1/95	11.98	11.21	5.23
Class C (OTFCX)	12/1/93	15.98	11.48	4.93
Class I (OPTIX)	12/29/11	18.40	12.83	13.65	*
Class R (OTCNX)	3/1/01	17.60	12.05	5.47
Class Y (OTCYX)	11/3/97	18.16	12.65	6.10

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the

9 OPPENHEIMER CAPITAL APPRECIATION FUND

investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 OPPENHEIMER CAPITAL APPRECIATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11 OPPENHEIMER CAPITAL APPRECIATION FUND

Actual	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During 6 Months Ended August 31, 2017
Class A	$ 1,000.00	$ 1,095.30	$ 5.56
Class B	1,000.00	1,091.20	9.64
Class C	1,000.00	1,091.10	9.58
Class I	1,000.00	1,097.70	3.34
Class R	1,000.00	1,094.00	6.94
Class Y	1,000.00	1,096.60	4.34

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.91	5.36
Class B	1,000.00	1,016.03	9.29
Class C	1,000.00	1,016.08	9.24
Class I	1,000.00	1,022.03	3.22
Class R	1,000.00	1,018.60	6.69
Class Y	1,000.00	1,021.07	4.19

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.05%
Class B	1.82
Class C	1.81
Class I	0.63
Class R	1.31
Class Y	0.82

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS August 31, 2017

	Shares	Value
Common Stocks—99.6%
Consumer Discretionary—18.5%
Hotels, Restaurants & Leisure—2.8%
Cedar Fair LP1	925,782	$64,230,755
Starbucks Corp.	1,412,250	77,476,035
		141,706,790
Household Durables—2.0%
Newell Brands, Inc.	718,780	34,702,699
Whirlpool Corp.	378,140	64,896,387
		99,599,086
Internet & Catalog Retail—5.6%
Amazon.com, Inc.[2]	200,160	196,276,896
Priceline Group, Inc.
(The)[2]	46,050	85,288,284
		281,565,180
Media—2.8%
Comcast Corp.,
Cl. A	3,452,018	140,186,451
Specialty Retail—5.3%
AutoNation, Inc.[2]	1,899,990	86,202,546
AutoZone, Inc.[2]	165,450	87,430,398
Lowe’s Cos., Inc.	1,309,150	96,733,094
		270,366,038
Consumer Staples—6.6%
Beverages—3.8%
Constellation
Brands, Inc., Cl. A	324,270	64,886,427
Dr Pepper Snapple
Group, Inc.	618,610	56,324,440
Molson Coors
Brewing Co., Cl. B	747,990	67,132,103
		188,342,970
Food Products—1.6%
Kraft Heinz Co.
(The)	584,130	47,168,498
Mondelez
International, Inc.,
Cl. A	815,740	33,167,988
		80,336,486
Household Products—1.2%
HRG Group, Inc.[2]	781,140	12,334,200
Spectrum Brands
Holdings, Inc.	446,810	49,131,228
		61,465,428
Energy—2.3%
Oil, Gas & Consumable Fuels—2.3%
Husky Energy, Inc.[2]	3,214,736	37,611,446

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Magellan
Midstream Partners
LP1	1,167,580	$78,683,216
		116,294,662
Financials—7.0%
Capital Markets—4.2%
BlackRock, Inc.,
Cl. A	62,840	26,330,589
Charles Schwab
Corp. (The)	1,480,840	59,085,516
CME Group, Inc.,
Cl. A	417,650	52,540,370
Intercontinental
Exchange, Inc.	1,137,130	73,538,197
		211,494,672
Diversified Financial Services—1.1%
Berkshire Hathaway,
Inc., Cl. B2	303,600	55,000,176
Real Estate Investment Trusts (REITs)—1.7%
Crown Castle
International Corp.	554,530	60,133,233
Mid-America
Apartment
Communities, Inc.	241,500	25,710,090
		85,843,323
Health Care—14.4%
Biotechnology—5.8%
Biogen, Inc.[2]	273,920	86,712,115
Celgene Corp.[2]	850,702	118,188,029
Galapagos NV2	168,385	15,558,899
Gilead Sciences, Inc.	829,810	69,463,395
		289,922,438
Health Care Equipment & Supplies—3.0%
Danaher Corp.	304,270	25,382,203
Intuitive Surgical,
Inc.[2]	50,130	50,364,107
Medtronic plc	551,180	44,436,132
Stryker Corp.	206,200	29,150,494
		149,332,936
Health Care Providers & Services—2.3%
Humana, Inc.	173,590	44,720,256
Laboratory Corp. of
America Holdings[2]	468,850	73,548,500
		118,268,756
Health Care Technology—0.8%
Cerner Corp.[2]	592,740	40,175,917

13 OPPENHEIMER MAIN STREET ALL CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Pharmaceuticals—2.5%
Allergan plc	348,450	$79,962,306
Merck & Co., Inc.	532,820	34,025,885
Valeant
Pharmaceuticals
International, Inc.[2]	907,100	12,173,282
		126,161,473
Industrials—9.8%
Aerospace & Defense—1.1%
Spirit AeroSystems
Holdings, Inc., Cl. A	765,190	57,006,655
Airlines—0.9%
Spirit Airlines, Inc.[2]	1,287,450	43,837,672
Commercial Services & Supplies—2.2%
Johnson Controls
International plc	753,880	29,846,109
KAR Auction
Services, Inc.	1,868,610	84,255,625
		114,101,734
Machinery—2.1%
Deere & Co.	252,820	29,309,423
Stanley Black &
Decker, Inc.	197,850	28,490,400
Wabtec Corp.	707,920	49,957,914
		107,757,737
Professional Services—1.0%
Nielsen Holdings plc	1,256,310	48,807,644
Road & Rail—2.0%
Canadian National
Railway Co.	538,270	43,594,487
Canadian Pacific
Railway Ltd.	363,830	56,611,948
		100,206,435
Trading Companies & Distributors—0.5%
Fastenal Co.	551,180	23,518,851
Information Technology—38.7%
Internet Software & Services—12.0%
Alphabet, Inc.,
Cl. C2	350,520	329,253,952
Facebook, Inc.,
Cl. A2	1,605,740	276,139,108
		605,393,060
IT Services—6.6%
Mastercard, Inc.,
Cl. A	1,657,900	220,998,070

	Shares	Value
IT Services (Continued)
PayPal Holdings,
Inc.[2]	1,796,400	$110,801,952
		331,800,022
Semiconductors & Semiconductor
Equipment—3.3%
Broadcom Ltd.	401,720	101,261,560
Texas Instruments, Inc.	750,800	62,181,256
		163,442,816
Software—9.2%
Activision Blizzard, Inc.	973,170	63,801,025
Microsoft Corp.	3,962,410	296,269,396
Oracle Corp.	1,677,910	84,449,210
Snap, Inc., Cl. A2	1,346,200	19,533,362
		464,052,993
Technology Hardware, Storage &
Peripherals—7.6%
Apple, Inc.	2,333,448	382,685,472
Materials—1.0%
Chemicals—0.5%
Albemarle Corp.	232,902	27,077,186
Construction Materials—0.2%
Vulcan Materials
Co.	88,360	10,714,534
Metals & Mining—0.3%
Compass Minerals
International, Inc.	199,960	13,357,328
Utilities—1.3%
Gas Utilities—1.3%
AmeriGas Partners
LP1	1,524,613	66,152,958
Total Common Stocks
(Cost $3,869,797,044)		5,015,975,879

14 OPPENHEIMER MAIN STREET ALL CAP FUND

	Shares	Value
Investment Company—0.3%
Oppenheimer
Institutional
Government Money
Market Fund, Cl.
E, 0.97%[3,4] (Cost
$13,689,488)	13,689,488	$13,689,488
Total
Investments, at Value (Cost $3,883,486,532)	99.9%	5,029,665,367
Net Other Assets
(Liabilities)	0.1	6,896,489
Net Assets	100.0%	$5,036,561,856

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares August 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E [a]	58,624,392	1,373,214,281	1,418,149,185	13,689,488

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E [a]	$13,689,488	$487,957	$—	$—

        a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

See accompanying Notes to Financial Statements.

15 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,869,797,044)	$5,015,975,879
Affiliated companies (cost $13,689,488)	13,689,488

5,029,665,367

Cash	4,999,836

Receivables and other assets:
Investments sold	27,151,932
Dividends	4,139,087
Shares of beneficial interest sold	2,280,892
Other	778,600

Total assets	5,069,015,714

Liabilities
Payables and other liabilities:
Investments purchased	24,072,176
Shares of beneficial interest redeemed	6,169,548
Trustees’ compensation	1,334,042
Distribution and service plan fees	787,723
Shareholder communications	19,521
Other	70,848

Total liabilities	32,453,858

Net Assets	$5,036,561,856

Composition of Net Assets
Par value of shares of beneficial interest	$84,519

Additional paid-in capital	3,439,833,544

Accumulated net investment income	3,415,971

Accumulated net realized gain on investments and foreign currency transactions	447,036,725

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,146,191,097

Net Assets	$5,036,561,856

16       OPPENHEIMER CAPITAL APPRECIATION FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,266,759,571 and 54,566,515 shares of beneficial interest outstanding)	$59.87

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$63.52

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,129,409 and 406,962 shares of beneficial interest outstanding)	$47.01

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $376,618,002 and 8,079,438 shares of beneficial interest outstanding)	$46.61

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,131,656,123 and 17,508,094 shares of beneficial interest outstanding)	$64.64

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $92,888,235 and 1,634,834 shares of beneficial interest outstanding)	$56.82

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $149,510,516 and 2,323,182 shares of beneficial interest outstanding)	$64.36

See accompanying Notes to Financial Statements.

17 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT

OF OPERATIONS For the Year Ended August 31, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $162,848)	$52,854,731
Affiliated companies	487,957

Interest	18,267

Total investment income	53,360,955

Expenses
Management fees	28,394,625

Distribution and service plan fees:
Class A	7,124,092
Class B	294,073
Class C	3,736,129
Class R	419,319

Transfer and shareholder servicing agent fees:
Class A	6,865,191
Class B	65,220
Class C	827,319
Class I	313,858
Class R	189,318
Class Y	284,828

Shareholder communications:
Class A	53,108
Class B	2,132
Class C	7,373
Class R	1,420
Class Y	722

Borrowing fees	98,043

Trustees’ compensation	72,591

Custodian fees and expenses	27,177

Other	172,548

Total expenses	48,949,086
Less reduction to custodian expenses	(4,172)
Less waivers and reimbursements of expenses	(479,160)

Net expenses	48,465,754

Net Investment Income	4,895,201

18 OPPENHEIMER CAPITAL APPRECIATION FUND

Realized and Unrealized Gain
Net realized gain on:
Investments transactions in unaffiliated companies	$532,715,544
Foreign currency transactions	37,821

Net realized gain	532,753,365

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	253,237,690
Translation of assets and liabilities denominated in foreign currencies	12,262

Net change in unrealized appreciation/depreciation	253,249,952

Net Increase in Net Assets Resulting from Operations	$790,898,518

See accompanying Notes to Financial Statements.

19       OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2017	Year Ended August 31, 2016

Operations
Net investment income	$4,895,201	$7,498,457

Net realized gain	532,753,365	154,170,426

Net change in unrealized appreciation/depreciation	253,249,952	(73,771,979)

Net increase in net assets resulting from operations	790,898,518	87,896,904

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,270,647)	—
Class B	—	—
Class C	—	—
Class I	(4,582,153)	—
Class R	—	—
Class Y	(302,072)	—

	(7,154,872)	—

Distributions from net realized gain:
Class A	(120,856,737)	(418,733,762)
Class B	(1,685,631)	(10,406,066)
Class C	(18,820,855)	(65,088,731)
Class I	(36,295,783)	(119,395,771)
Class R	(3,435,600)	(11,639,000)
Class Y	(4,320,049)	(17,465,793)

	(185,414,655)	(642,729,123)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(236,194,499)	105,306,012
Class B	(26,957,568)	(26,227,220)
Class C	(54,110,947)	21,566,491
Class I	5,380,375	75,561,775
Class R	(880,037)	4,188,201
Class Y	13,526,232	(12,354,376)

	(299,236,444)	168,040,883

Net Assets
Total increase (decrease)	299,092,547	(386,791,336)

Beginning of period	4,737,469,309	5,124,260,645

End of period (including accumulated net investment income of $3,415,971 and $5,710,457, respectively)	$5,036,561,856	$4,737,469,309

See accompanying Notes to Financial Statements.

20       OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$52.99	$58.99	$66.40	$54.14	$48.38

Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	0.07	(0.06)	(0.03)	0.27
Net realized and unrealized gain	9.01	1.36	2.21	14.86	5.79

Total from investment operations	9.05	1.43	2.15	14.83	6.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	0.00	0.00	(0.02)	(0.30)
Distributions from net realized gain	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Total dividends and/or distributions to shareholders	(2.17)	(7.43)	(9.56)	(2.57)	(0.30)

Net asset value, end of period	$59.87	$52.99	$58.99	$66.40	$54.14

Total Return, at Net Asset Value[3]	17.90%	2.02%	3.16%	28.09%	12.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,266,760	$3,112,543	$3,368,384	$3,397,665	$2,886,673

Average net assets (in thousands)	$3,120,844	$3,198,528	$3,497,054	$3,171,028	$2,929,516

Ratios to average net assets:[4]
Net investment income (loss)	0.08%	0.14%	(0.10)%	(0.05)%	0.53%
Expenses excluding specific expenses listed below	1.05%	1.05%	1.04%	1.05%	1.11%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.05%	1.05%	1.04%	1.05%	1.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.05%[7]	1.04%[7]	1.05%[7]	1.11%[7]

Portfolio turnover rate	63%	79%	66%	67%	61%

1. Represents the last business day of the Fund’s reporting period

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.05%
Year Ended August 31, 2016	1.05%
Year Ended August 31, 2015	1.04%
Year Ended August 29, 2014	1.05%
Year Ended August 30, 2013	1.11%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21       OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$42.36	$48.90	$57.00	$47.12	$42.20

Income (loss) from investment operations:
Net investment loss[2]	(0.31)	(0.26)	(0.45)	(0.42)	(0.13)
Net realized and unrealized gain	7.09	1.15	1.91	12.85	5.05

Total from investment operations	6.78	0.89	1.46	12.43	4.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Total dividends and/or distributions to shareholders	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Net asset value, end of period	$47.01	$42.36	$48.90	$57.00	$47.12

Total Return, at Net Asset Value[3]	16.98%	1.25%	2.38%	27.13%	11.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,129	$43,566	$80,124	$127,565	$143,066

Average net assets (in thousands)	$29,533	$59,243	$103,954	$137,376	$161,182

Ratios to average net assets:[4]
Net investment loss	(0.72)%	(0.60)%	(0.86)%	(0.81)%	(0.29)%
Expenses excluding specific expenses listed below	1.82%	1.82%	1.81%	1.81%	2.09%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.82%	1.82%	1.81%	1.81%	2.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.82%[7]	1.81%[7]	1.81%[7]	1.95%

Portfolio turnover rate	63%	79%	66%	67%	61%

1. Represents the last business day of the Fund’s reporting period

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.82%
Year Ended August 31, 2016	1.82%
Year Ended August 31, 2015	1.81%
Year Ended August 29, 2014	1.81%
Year Ended August 30, 2013	2.09%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22       OPPENHEIMER CAPITAL APPRECIATION FUND

Class C	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$42.02	$48.56	$56.67	$46.87	$41.95

Income (loss) from investment operations:
Net investment loss[2]	(0.30)	(0.27)	(0.45)	(0.42)	(0.11)
Net realized and unrealized gain	7.02	1.16	1.90	12.77	5.03

Total from investment operations	6.72	0.89	1.45	12.35	4.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Total dividends and/or distributions to shareholders	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Net asset value, end of period	$46.61	$42.02	$48.56	$56.67	$46.87

Total Return, at Net Asset Value[3]	16.98%	1.26%	2.37%	27.11%	11.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$376,618	$390,891	$430,473	$425,871	$362,314

Average net assets (in thousands)	$375,968	$408,311	$445,480	$398,019	$364,712

Ratios to average net assets:[4]
Net investment loss	(0.69)%	(0.62)%	(0.86)%	(0.81)%	(0.25)%
Expenses excluding specific expenses listed below	1.82%	1.82%	1.80%	1.81%	1.89%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.82%	1.82%	1.80%	1.81%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.82%[7]	1.80%[7]	1.81%[7]	1.89%[7]

Portfolio turnover rate	63%	79%	66%	67%	61%

1. Represents the last business day of the Fund’s reporting period

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.82%
Year Ended August 31, 2016	1.82%
Year Ended August 31, 2015	1.80%
Year Ended August 29, 2014	1.81%
Year Ended August 30, 2013	1.89%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23       OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$57.04	$62.72	$69.75	$56.75	$50.71

Income (loss) from investment operations:
Net investment income[2]	0.29	0.32	0.22	0.24	0.28
Net realized and unrealized gain	9.71	1.43	2.31	15.60	6.31

Total from investment operations	10.00	1.75	2.53	15.84	6.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	0.00	0.00	(0.29)	(0.55)
Distributions from net realized gain	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Total dividends and/or distributions to shareholders	(2.40)	(7.43)	(9.56)	(2.84)	(0.55)

Net asset value, end of period	$64.64	$57.04	$62.72	$69.75	$56.75

Total Return, at Net Asset Value[3]	18.40%	2.45%	3.60%	28.63%	13.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,131,656	$988,213	$1,009,353	$1,026,931	$835,858

Average net assets (in thousands)	$1,046,626	$987,503	$1,050,463	$944,683	$167,432

Ratios to average net assets:[4]
Net investment income	0.49%	0.56%	0.33%	0.38%	0.51%
Expenses excluding specific expenses listed below	0.63%	0.63%	0.62%	0.63%	0.65%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.63%	0.63%	0.62%	0.63%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%[7]	0.63%[7]	0.62%[7]	0.63%[7]	0.65%[7]

Portfolio turnover rate	63%	79%	66%	67%	61%

1. Represents the last business day of the Fund’s reporting period

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	0.63%
Year Ended August 31, 2016	0.63%
Year Ended August 31, 2015	0.62%
Year Ended August 29, 2014	0.63%
Year Ended August 30, 2013	0.65%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24       OPPENHEIMER CAPITAL APPRECIATION FUND

Class R	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$50.49	$56.68	$64.31	$52.61	$47.01

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.10)	(0.06)	(0.21)	(0.18)	0.14
Net realized and unrealized gain	8.56	1.30	2.14	14.43	5.63

Total from investment operations	8.46	1.24	1.93	14.25	5.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.17)
Distributions from net realized gain	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Total dividends and/or distributions to shareholders	(2.13)	(7.43)	(9.56)	(2.55)	(0.17)

Net asset value, end of period	$56.82	$50.49	$56.68	$64.31	$52.61

Total Return, at Net Asset Value[3]	17.60%	1.74%	2.89%	27.78%	12.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,888	$83,248	$89,442	$95,477	$92,488

Average net assets (in thousands)	$86,076	$85,690	$94,706	$94,728	$98,344

Ratios to average net assets:[4]
Net investment income (loss)	(0.18)%	(0.12)%	(0.35)%	(0.30)%	0.28%
Expenses excluding specific expenses listed below	1.31%	1.31%	1.30%	1.31%	1.37%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.31%	1.31%	1.30%	1.31%	1.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.31%[7]	1.30%[7]	1.31%[7]	1.37%[7]

Portfolio turnover rate	63%	79%	66%	67%	61%

1. Represents the last business day of the Fund’s reporting period

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.31%
Year Ended August 31, 2016	1.31%
Year Ended August 31, 2015	1.30%
Year Ended August 29, 2014	1.31%
Year Ended August 30, 2013	1.37%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25       OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$56.79	$62.57	$69.73	$56.72	$50.67

Income (loss) from investment operations:
Net investment income[2]	0.16	0.22	0.09	0.14	0.54
Net realized and unrealized gain	9.69	1.43	2.31	15.57	6.01

Total from investment operations	9.85	1.65	2.40	15.71	6.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	0.00	0.00	(0.15)	(0.50)
Distributions from net realized gain	(2.13)	(7.43)	(9.56)	(2.55)	0.00

Total dividends and/or distributions to shareholders	(2.28)	(7.43)	(9.56)	(2.70)	(0.50)

Net asset value, end of period	$64.36	$56.79	$62.57	$69.73	$56.72

Total Return, at Net Asset Value[3]	18.16%	2.28%	3.38%	28.40%	13.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$149,511	$119,008	$146,485	$185,284	$358,162

Average net assets (in thousands)	$129,570	$136,687	$148,398	$237,983	$996,554

Ratios to average net assets:[4]
Net investment income	0.27%	0.38%	0.13%	0.22%	1.00%
Expenses excluding specific expenses listed below	0.82%	0.82%	0.81%	0.81%	0.71%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.82%	0.82%	0.81%	0.81%	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.82%[7]	0.81%[7]	0.81%[7]	0.71%[7]

Portfolio turnover rate	63%	79%	66%	67%	61%

1. Represents the last business day of the Fund’s reporting period

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	0.82%
Year Ended August 31, 2016	0.82%
Year Ended August 31, 2015	0.81%
Year Ended August 29, 2014	0.81%
Year Ended August 30, 2013	0.71%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

26       OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2017

1. Organization

Oppenheimer Capital Appreciation Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

27       OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian

28       OPPENHEIMER CAPITAL APPRECIATION FUND

2. Significant Accounting Policies (Continued)

account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$157,547,293	$294,742,934	$—	$1,155,429,097

Net investment income (loss) and net realized gain (loss) may differ for financial statement

29       OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[1]

$37,531,690	$34,815	$37,496,875

1. $37,531,690, including $24,734,949 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2017	Year Ended August 31, 2016

Distributions paid from:
Ordinary income	$7,154,870	$29,945,643
Long-term capital gain	185,414,657	612,783,480

Total	$192,569,527	$642,729,123

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,874,248,532

Gross unrealized appreciation	$1,282,352,546
Gross unrealized depreciation	(126,923,449)

Net unrealized appreciation	$1,155,429,097

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

30       OPPENHEIMER CAPITAL APPRECIATION FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities,

31 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$933,423,545	$—	$—	$933,423,545
Consumer Staples	330,144,884	—	—	330,144,884
Energy	116,294,662	—	—	116,294,662
Financials	352,338,171	—	—	352,338,171
Health Care	708,302,621	15,558,899	—	723,861,520
Industrials	495,236,728	—	—	495,236,728
Information Technology	1,947,374,363	—	—	1,947,374,363
Materials	51,149,048	—	—	51,149,048
Utilities	66,152,958	—	—	66,152,958
Investment Company	13,689,488	—	—	13,689,488

Total Assets	$5,014,106,468	$15,558,899	$—	$5,029,665,367

32 OPPENHEIMER CAPITAL APPRECIATION FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

33 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

34 OPPENHEIMER CAPITAL APPRECIATION FUND

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	3,070,284	$169,684,859	3,884,916	$208,979,840
Dividends and/or distributions reinvested	2,416,279	120,234,047	7,464,948	408,556,639
Redeemed	(9,654,066)	(526,113,405)	(9,716,601)	(512,230,467)

Net increase (decrease)	(4,167,503)	$(236,194,499)	1,633,263	$105,306,012

Class B
Sold	9,935	$431,121	28,463	$1,292,895
Dividends and/or distributions reinvested	42,664	1,676,267	235,514	10,360,244
Redeemed	(674,195)	(29,064,956)	(874,021)	(37,880,359)

Net decrease	(621,596)	$(26,957,568)	(610,044)	$(26,227,220)

Class C
Sold	832,962	$35,814,654	1,239,456	$53,165,453
Dividends and/or distributions reinvested	458,866	17,881,997	1,405,436	61,333,241
Redeemed	(2,515,083)	(107,807,598)	(2,206,206)	(92,932,203)

Net increase (decrease)	(1,223,255)	$(54,110,947)	438,686	$21,566,491

Class I
Sold	1,427,682	$83,557,343	1,470,988	$83,954,330
Dividends and/or distributions reinvested	763,075	40,877,936	2,032,960	119,395,771
Redeemed	(2,006,162)	(119,054,904)	(2,274,319)	(127,788,326)

Net increase	184,595	$5,380,375	1,229,629	$75,561,775

Class R
Sold	319,014	$16,662,884	256,599	$13,045,143
Dividends and/or distributions reinvested	70,901	3,355,044	218,328	11,407,662
Redeemed	(403,791)	(20,897,965)	(404,369)	(20,264,604)

Net increase (decrease)	(13,876)	$(880,037)	70,558	$4,188,201

Class Y
Sold	1,161,705	$69,696,874	605,572	$34,306,595
Dividends and/or distributions reinvested	79,940	4,268,810	275,740	16,141,814
Redeemed	(1,014,204)	(60,439,452)	(1,126,547)	(62,802,785)

Net increase (decrease)	227,441	$13,526,232	(245,235)	$(12,354,376)

35 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,935,291,343	$3,370,574,669

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $1 billion	0.58
Next $2 billion	0.56
Next $2 billion	0.54
Next $2 billion	0.52
Next $2.5 billion	0.50
Over $11 billion	0.48

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid

36 OPPENHEIMER CAPITAL APPRECIATION FUND

8. Fees and Other Transactions with Affiliates (Continued)

by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	89,411
Accumulated Liability as of August 31, 2017	646,217

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

37 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

August 31, 2017	$676,405	$4,113	$21,126	$23,565	$—

Waivers and Reimbursements of Expenses. Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$316,109
Class B	2,569
Class C	37,552
Class R	8,799
Class Y	13,579

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $100,552 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

38 OPPENHEIMER CAPITAL APPRECIATION FUND

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

39 OPPENHEIMER CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund (the Fund), including the statement of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 25, 2017

40 OPPENHEIMER CAPITAL APPRECIATION FUND

FEDERAL INCOME TAX INFORMATION

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Capital gain distributions of $2.1269 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on [pay date]. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $48,842,017 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $47,007 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $165,283,372 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

41 OPPENHEIMER CAPITAL APPRECIATION FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42 OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus and Trustee (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc.

43 OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	(military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

44 OPPENHEIMER CAPITAL APPRECIATION FUND

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010).Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

45 OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Larson, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Paul Larson, Vice President (since 2016) Year of Birth: 1971	Vice President of the Sub-Adviser and Portfolio Manager of the Main Street Team (since January 2013). Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

46 OPPENHEIMER CAPITAL APPRECIATION FUND

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Chief Compliance Officer of VTL (since December 2015); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of Sub-Adviser (February 2007-December 2012); Assistant Vice President of Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

47 OPPENHEIMER CAPITAL APPRECIATION FUND

OPPENHEIMER CAPITAL APPRECIATION FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

48       OPPENHEIMER CAPITAL APPRECIATION FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

49       OPPENHEIMER CAPITAL APPRECIATION FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0320.001.0817 October 25, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $27,900 in fiscal 2017 and $29,200 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,000 in fiscal 2017 and $254 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $289,000 in fiscal 2017 and $704,560 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody exams, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $765 in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $528,317 in fiscal 2017 and $237,933 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $818,082 in fiscal 2017 and $942,493 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/13/2017